Exhibit 99.1

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

                                                            TODCO
                                                  Monthly Rig Status Report
                                                            as of
                                                       April 26, 2004

                                                                                                  Est. Duration
                                                                                  Contract (2)          (2)
                                                                              ------------------- ---------------
                                                                                         Dayrate
   Rig Name        Rig Type            Status (1)             Customer            Type    ($000s) Days   Date     Comments
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------

 US Inland
  Barges
-----------------------------------------------------------------------------------------------------------------------------
 1  Rig 01   Conv - 2000 hp       Cold Stacked  05/03
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 2  Rig 07   Posted - 2000 hp     Cold Stacked  03/02
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
 3  Rig 09   Posted - 2000 hp     Waiting on Location  IBC                     two wells   $10s     50 06/15/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 4  Rig 10   Posted - 2000 hp     Cold Stacked  03/02
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
 5  Rig 11   Conv - 3000 hp       Operating            Clayton Williams Energy one well    $10s      4 04/30/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Low
 6  Rig 15   Conv - 2000 hp       Operating            ADTI/Palace             one well    $20s      2 04/28/04
                                                                                          Low
                                                       Apache Corp             one well    $20s     30 05/28/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
 7  Rig 17   Posted - 3000 hp, TD Operating            ExxonMobil              one well    $20s     85 07/20/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                                                 negotiating
                                                                                          Mid                     90 day
 8  Rig 19   Conv - 1000 hp       Operating            Swift Energy Co.        term        $10s      1 04/27/04   extension
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 9  Rig 20   Conv - 1000 hp       Cold Stacked  09/03
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
10  Rig 21   Conv - 1500 hp       Cold Stacked  07/99
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
11  Rig 23   Conv - 1000 hp       Cold Stacked  03/02
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                                                 LOI received
                                                                                                                  for 5/02/04
12  Rig 27   Posted - 3000hp, TD  Under repair                                                       -            start
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
13  Rig 28   Conv - 3000 hp       Cold Stacked  05/03
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Low
14  Rig 29   Conv - 3000hp,TD     Operating            Apache Corp             one well    $20s     30 05/26/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
15  Rig 30   Conv - 3000 hp       Cold Stacked  03/02
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
16  Rig 31   Conv - 3000 hp       Cold Stacked  03/02
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
17  Rig 32   Conv - 3000hp        Cold Stacked  12/03
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
             Posted - 3000 hp,                                                            Low
18  Rig 41    TDr                 Operating            Castex Energy Inc.      one well    $20s     14 05/10/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
19  Rig 46   Posted - 3000 hp     Operating            Energy Partners Ltd     one well    $10s     34 05/30/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
20  Rig 47   Posted - 3000 hp     Cold Stacked  02/98
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Mid
21  Rig 48   Posted - 3000hp, TD  Operating            El Paso Production Co.  one well    $20s     19 05/15/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
22  Rig 49   Posted - 3000 hp     Cold Stacked  05/03
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
23  Rig 52   Posted - 2000hp, TD  Idle                                                               -
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Mid                    Est start
24  Rig 55   Posted - 3000hp, TDr Waiting on Location  Apache Corp             one well    $20s     90 08/02/04   4/30/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Low
25  Rig 57   Posted - 2000hp      Operating            POGO Producing Co.      one well    $20s     14 05/10/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
26  Rig 61   Posted - 3000 hp     Cold Stacked  02/98
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
27  Rig 62   Posted - 3000hp      Cold Stacked  06/03
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Low
28  Rig 64   Posted - 3000hp      Operating            ADTI/Helis              two wells   $20s     54 06/19/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
29  Rig 74   Posted - 2000 hp     Cold Stacked  02/99
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
30  Rig 75   Posted - 2000 hp     Cold Stacked  02/99
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Average   31 days
 US Gulf of Mexico
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Mid
 1  THE 75   Submersible,  TD     Operating            Plains Resources        one well    $20s     24 05/20/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 2  THE 77   Submersible          Cold Stacked  01/99
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 3  THE 78   Submersible          Cold Stacked  07/01
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                                                 21 days
                                                                                          High                    inspections
 4  THE 150  150' - ILC,  TD      Operating            Apache Corp             one well    $20s      1 04/27/04   next
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Mid                    Est start
 5  THE 152  150' - MC,  TD       Waiting on Location  ATP                     two wells   $20s     60 07/03/04   5/4/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 6  THE 153            150' - MC  Cold Stacked  07/01
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 7  THE 155  150' - ILC           Cold Stacked  07/01
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 8  THE 185  120' - ILC,  TD      Cold Stacked  09/99
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 9  THE 191  160' - MS            Cold Stacked  08/01
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
10  THE 200  200' - MC,  TD       Operating            LLOG                    term        $20s     54 06/19/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Low
11  THE 201  200' - MC,  TD       Operating            F-W Oil                 two wells   $30s     30 05/26/04
                                                                                          High
                                                       American Coastal Energy one well    $20s      5 05/31/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
12  THE 202  200' - MC,  TD       Operating            Tana Exploration Co.    two wells   $20s     30 05/26/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
13  THE 203  200' - MC,  TD       Operating            Tana Exploration Co.    one well    $20s      5 05/01/04
                                                                                          Low
                                                       ADTI/Petroquest         one well    $30s     30 05/31/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
14  THE 204  200' - MC,  TD       Operating            Schlumberger/Sandalwood one well    $20s      4 04/30/04
                                                                                          Low
                                                       Vintage Petroleum       one well    $30s     30 05/30/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Low
15  THE 207  200' - MC,  TD       Operating            Apache Corp             multi well  $30s      5 05/01/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
16  THE 250  250' - MS            Operating            Gryphon Exploration     one well    $20s      3 04/29/04
                                                                                          Mid
                                                       LLOG                    one well    $20s     21 05/20/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
17  THE 251  250' - MS,  TD       Warm stacked 4/24/04                                               -
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
18  THE 252  250' - MS            Cold Stacked  11/01
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Mid
19  THE 253  250- ' MS            Operating            Schlumberger/Helis      one well    $20s     16 05/12/04
                                                                                          High
                                                       Apache Corp             one well    $20s      7 05/19/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
20  THE 254  250' - MS            Cold Stacked  07/01
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
21  THE 255  250' - MS            Cold Stacked  07/01
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
22  THE 256  250' - MS            Cold Stacked  03/99
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Average   27 days
 Mexico
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          High
 1  THE 205  200' - MC,  TD       Operating            PEMEX                   term        $30s    926 11/08/06
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Low
 2  THE 206  200' - MC,  TD       Operating            PEMEX                   term        $40s    539 10/17/05
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Platform                                                                              High                   Est start
 3   3       Platform,  TD        Rig Preparation      PEMEX                   term        $20s  1,289            8/31/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Average  918 days
 Trinidad
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Mid
 1  THE 110  100' - MC,  TD       Operating            Trinmar                 term        $20s    748 05/14/06
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 2  THE 208            200' - MC  Cold Stacked  03/02
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Average  748 days
 Venezuela
-----------------------------------------------------------------------------------------------------------------------------
 1  Rig #26  750 hp               Stacked
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
 2  Rig #27  900 hp               Stacked
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Cliffs
 3   #36     2000 hp              Stacked
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Cliffs
 4   #37     2000 hp              Stacked
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Cliffs                                                                                High
 5   #40     2000 hp              Operating            PDVSA East              one well    $10s     55 06/20/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Cliffs
 6   #42     2000 hp              Stacked
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Cliffs
 7   #43     2000 hp              Stacked
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                                                 LOI for 1 yr
    Cliffs                                                                                                        starting
 8   #54     3000 hp              Stacked                                                                         May
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                                                 LOI for 1 yr
    Cliffs                                                                                                        starting
 9   #55     3000 hp              Stacked                                                                         May
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          High
10  THE 156  150' - ILC,  TD      Operating            Conoco Venezuela        multi well  $40s     38 06/03/04
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Falcon
11   40      Lake Barge,  TD      Cold Stacked  01/00
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Falcon
12   42      Lake Barge           Cold Stacked  12/99
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
    Falcon
13   43      Lake Barge,  TD      Cold Stacked  02/00
   -------- --------------------- -------------------- -------------------- ------------ -------- ---- -------- -------------
                                                                                          Average   47 days

(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service.  Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include amounts reimbursable from the client for mobilization costs, bonuses or other items that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

 Forward-looking Statement:
The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in
TODCO's prospectus filed on February 6, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
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